EXHIBIT 24


                                      PP&L, INC.

                             SALE OF FIRST MORTGAGE BONDS

                                  POWER OF ATTORNEY
                                  -----------------


                    The undersigned directors of PP&L, Inc., a Pennsylvania

          corporation, hereby appoint William F. Hecht, John R.  Biggar and

          Robert J. Grey their true  and lawful attorney, and each of  them their true and  lawful attorney,  with power to  act without  the other and  with full power of substitution and resubstitution, to execute  for the undersigned directors and in their names to file with the  Securities and  Exchange Commission,  Washington, D.C.,

          under provisions of  the Securities  Act of 1933,  as amended,  a

          registration  statement  or   registration  statements  for   the

          registration under provisions  of the Securities Act  of 1933, as amended, and any other rules, regulations or requirements  of the

          Securities and Exchange  Commission in respect thereof, of not in excess of $200 million principal  amount of First Mortgage  Bonds of PP&L, Inc., and  any and all amendments thereto,  whether said amendments  add  to,  delete from  or  otherwise  alter any  such registration statement  or  registration statements,  or  add  or withdraw  any exhibits or schedules to be filed therewith and any

          and  all instruments  in connection  therewith.   The undersigned

          hereby grant  to said attorneys and  each of them full  power and authority to do and perform  in the name of and on behalf  of the undersigned, and in any  and all capabilities, any act  and thing whatsoever  required or  necessary to  be done  in and  about the premises,  as  fully  and to  all  intents  and  purposes as  the undersigned might do, hereby ratifying  and approving the acts of said attorneys and each of them.

                    IN WITNESS WHEREOF, the  undersigned have hereunto  set

          their hands and seals this 27th day of March, 1998.



           /s/ Frederick M. Bernthal  L.S.       /s/ Stuart Heydt      L.S.
          ----------------------------          -----------------------
          Frederick M. Bernthal                 Stuart Heydt


           /s/ E. Allen Deaver        L.S.       /s/ Ruth Leventhal    L.S.
          ----------------------------          -----------------------
          E. Allen Deaver                       Ruth Leventhal


           /s/ Nance K. Dicciani      L.S.       /s/ Marilyn Ware Lewis L.S.
          ----------------------------          ------------------------
          Nance K. Dicciani                     Marilyn Ware Lewis


           /s/ William J. Flood       L.S.       /s/ Frank A. Long     L.S.
          ---------------------------           -----------------------
          William J. Flood                      Frank A. Long


           /s/ Elmer D. Gates         L.S.       /s/ Norman Robertson  L.S.
          ----------------------------          -----------------------
          Elmer D. Gates                        Norman Robertson


           /s/ William F. Hecht       L.S.
          ----------------------------
          William F. Hecht